UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2021

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100, Houston, Texas 77042-2855
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.       Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Shareholders

On June 23, 2021, ION Geophysical Corporation (the “Company”) held its Annual Meeting of Shareholders in Houston, Texas. Of the 28,811,207 shares of common stock outstanding and entitled to vote as of the record date, 20,318,151 shares (70.52%) were present or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s shareholders approved all of the nominees and proposals, specifically (1) the election of James M. Lapeyre, Jr., Christopher T. Usher and Zhang ShaoHua as directors to hold office until the 2024 Annual Meeting of Shareholders or until their successors are elected; (2) the compensation of the Company’s executive officers; (3) the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (4) the amendment of the Company’s Restated Certificate of Incorporation to declassify the Company’s Board of Directors beginning with the election of Class II directors in 2022. In the non-binding advisory vote to approve the compensation of the Company’s executive officers, approximately 98.2% of the votes cast on the proposal voted to approve the compensation of the Company’s executive officers.

As to Proposal 4 (the amendment of the Company’s Restated Certificate of Incorporation), the holder of the Company’s single share of Series A Preferred Stock (which is the trustee under the indenture governing the Company’s 8.00% Senior Secured Second Priority Notes due 2025) had the right to vote with the Common Stock of the Company, as a single class, with voting power equal to the number of shares of Common Stock issuable upon the conversion of such Notes. The Holder voted in favor of such Proposal, as reflected in the table below.

The results of the voting on the matters submitted to the shareholders were as follows:

	Votes Cast For	Votes Withheld	Broker Non-Votes
1. Election of Directors for a Three-Year Term Expiring in 2024
James M. Lapeyre, Jr.	12,986,960	204,277	7,126,914
Christopher T. Usher	13,107,349	83,888	7,126,914
Zhang ShaoHua	13,106,435	84,802	7,126,914

	For	Against	Abstain	Broker Non-Votes
2. Advisory Vote to Approve Executive Compensation	12,954,584	188,611	48,042	7,126,914

	For	Against	Abstain	Broker Non-Votes
3. Ratification of Grant Thornton LLP as Independent Registered Public Accountants	20,209,536	33,342	75,273	—

	For	Against	Abstain	Broker Non-Votes
4. Approve amendment of our Restated Certificate of Incorporation to declassify the Board beginning with the election of Class II directors in 2022	51,815,344	60,195	46,698	7,126,914

In addition, the terms of the following directors continued after the Meeting:

Michael Y. McGovern
S. James Nelson, Jr.
John N. Seitz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ION GEOPHYSICAL CORPORATION

By: /s/ Matthew Powers Matthew Powers Executive Vice President, General Counsel and Corporate Secretary
Date: June 25, 2021